CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of EQ Advisors Trust of our report dated February 17, 2020, relating to the financial statements and financial highlights, which appears in the Annual Report on Form N-CSR for the funds listed in Appendix A for the year ended December 31, 2019. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York
April 27, 2020

Appendix A

1290 VT Convertible Securities Portfolio	EQ/JPMorgan Value Opportunities Portfolio

1290 VT DoubleLine Dynamic Allocation Portfolio	EQ/Large Cap Growth Index Portfolio

1290 VT DoubleLine Opportunistic Bond Portfolio	EQ/Large Cap Value Index Portfolio

1290 VT Energy Portfolio	EQ/MFS International Growth Portfolio

1290 VT Equity Income Portfolio	EQ/Mid Cap Index Portfolio

1290 VT GAMCO Mergers & Acquisitions Portfolio	EQ/Money Market Portfolio

1290 VT GAMCO Small Company Value Portfolio	EQ/Oppenheimer Global Portfolio

1290 VT High Yield Bond Portfolio	EQ/PIMCO Global Real Return Portfolio

1290 VT Low Volatility Global Equity Portfolio	EQ/PIMCO Ultra Short Bond Portfolio

1290 VT Micro Cap Portfolio	EQ/Quality Bond PLUS Portfolio

1290 VT Natural Resources Portfolio	EQ/Small Company Index Portfolio

1290 VT Real Estate Portfolio	EQ/T. Rowe Price Growth Stock Portfolio

1290 VT Small Cap Value Portfolio	EQ/UBS Growth and Income Portfolio

1290 VT SmartBeta Equity Portfolio	Multimanager Aggressive Equity Portfolio

1290 VT Socially Responsible Portfolio	Multimanager Core Bond Portfolio

EQ/2000 Managed Volatility Portfolio	Multimanager Mid Cap Growth Portfolio

EQ/400 Managed Volatility Portfolio	Multimanager Mid Cap Value Portfolio

EQ/500 Managed Volatility Portfolio	Multimanager Technology Portfolio

EQ/International Managed Volatility Portfolio	All Asset Growth - Alt 20 Portfolio

EQ/Global Equity Managed Volatility Portfolio	EQ/Ultra Conservative Strategy Portfolio

EQ/International Core Managed Volatility Portfolio	EQ/Conservative Strategy Portfolio

EQ/International Value Managed Volatility Portfolio	EQ/Conservative Growth Strategy Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio	EQ/Balanced Strategy Portfolio

EQ/Large Cap Core Managed Volatility Portfolio	EQ/Moderate Growth Strategy Portfolio

EQ/Large Cap Value Managed Volatility Portfolio	EQ/Growth Strategy Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio	EQ/Aggressive Growth Strategy Portfolio

ATM International Managed Volatility Portfolio	EQ/Franklin Templeton Allocation Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio	1290 VT Multi-Alternative Strategies Portfolio

ATM Mid Cap Managed Volatility Portfolio	EQ/AB Dynamic Aggressive Growth Portfolio

ATM Small Cap Managed Volatility Portfolio	EQ/JPMorgan Growth Allocation Portfolio

EQ/AB Dynamic Growth Portfolio	EQ/American Century Mid Cap Value Portfolio

EQ/ClearBridge Large Cap Growth Portfolio	EQ/Fidelity Institutional AM® Large Cap Portfolio

EQ/Franklin Balanced Managed Volatility Portfolio	EQ/Franklin Rising Dividends Portfolio

EQ/Franklin Small Cap Value Managed Volatility Portfolio	EQ/Franklin Strategic Income Portfolio

EQ/Goldman Sachs Moderate Growth Allocation Portfolio	EQ/Goldman Sachs Mid Cap Value Portfolio

EQ/Invesco Moderate Allocation Portfolio	EQ/Invesco Global Real Estate Portfolio

EQ/Janus Enterprise Portfolio	EQ/Invesco International Growth Portfolio

EQ/Legg Mason Moderate Allocation Portfolio	EQ/Wellington Energy Portfolio

EQ/Loomis Sayles Growth Portfolio	EQ/MFS Mid Cap Focused Growth Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio	EQ/Science and Technology Portfolio

EQ/Clearbridge Select Equity Managed Volatility Portfolio	EQ/Lazard Emerging Markets Equity Portfolio

EQ/Templeton Global Equity Managed Volatility Portfolio	EQ/MFS International Value Portfolio

EQ/AB Dynamic Moderate Growth Portfolio	EQ/MFS Technology Portfolio

EQ/AB Short Duration Government Bond Portfolio	EQ/MFS Utilities Series Portfolio

EQ/AB Small Cap Growth Portfolio	EQ/PIMCO Real Return Portfolio

EQ/Blackrock Basic Value Equity Portfolio	EQ/PIMCO Total Return Portfolio

EQ/Capital Guardian Research Portfolio	EQ/T. Rowe Price Health Sciences Portfolio

EQ/Common Stock Index Portfolio	1290 VT Moderate Growth Allocation Portfolio (1)

EQ/Core Bond Index Portfolio	EQ/AXA Investment Managers Moderate Allocation Portfolio (1)

EQ/Emerging Markets Equity PLUS Portfolio	EQ/American Century Moderate Growth Allocation Portfolio (1)

EQ/Equity 500 Index Portfolio	EQ/First Trust Moderate Growth Allocation Portfolio (1)

EQ/Global Bond PLUS Portfolio	EQ/Goldman Sachs Growth Allocation Portfolio (1)

EQ/Intermediate Government Bond Portfolio	EQ/Invesco Moderate Growth Allocation Portfolio (1)

EQ/International Equity Index Portfolio	EQ/Legg Mason Growth Allocation Portfolio (1)

EQ/Invesco Comstock Portfolio

(1)	For the period January 31, 2019 (commencement of operations) through December 31, 2019

3